Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,   Lawrence T. Borgard               , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ Lawrence T. Borgard
Lawrence T. Borgard
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Charles A. Cloninger             , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

 /s/ Charles A. Cloninger
Charles A. Cloninger
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       William D. Laakso                 , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ William D. Laakso
William D. Laakso
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Phillip M. Mikulsky                 , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ Phillip M. Mikulsky
Phillip M. Mikulsky
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Joseph P. O'Leary          , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ Joseph P. O'Leary
Joseph P. O'Leary
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      Mark A. Radtke               , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ Mark A. Radtke
Mark A. Radtke
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      James F. Schott              , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ James F. Schott
James F. Schott
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Charles A. Schrock               , hereby constitute and appoint Lawrence T. Borgard, James F. Schott, William J. Guc, Jodi J. Caro, and Linda M. Kallas, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WISCONSIN PUBLIC SERVICE CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2013.

/s/ Charles A. Schrock
Charles A. Schrock
Director